                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported:) January 3, 1997


                        Commission File Number 0-28840


                    INFORMATION MANAGEMENT RESOURCES, INC.
            (Exact Name of Registrant as Specified in its Charter)



             FLORIDA                                 59-2911475
     (State or Other Jurisdiction of     (I.R.S. Employer Identification No.)
     Incorporation or Organization)



                          26750 U.S. HIGHWAY 19 NORTH
                                   SUITE 500
                           CLEARWATER, FLORIDA  34621
              (Address of Principal Executive Office and Zip Code)


                                 (813) 797-7080
              (Registrant's Telephone Number, Including Area Code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) On January 3, 1997, Arthur Andersen & Associates resigned as the principal accountants of Information Management Resources (India) Ltd. ("IMR-India"), a majority owned subsidiary of Information Management Resources, Inc. ("IMR-US").

     (b) During the two most recent fiscal years and the interim periods subsequent to December 31, 1995 there have been no disagreements with Arthur Andersen & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events applicable to IMR-India.

     (c) Arthur Andersen & Associates report on the financial statements of IMR-India for the past two years contained no adverse opinions or disclaimers of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     (d) The Registrant has requested that Arthur Andersen & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Arthur Andersen & Associates letter to the Securities and Exchange Commission dated January 8, 1997, is filed as Exhibit 16 to this Form 8-K.

     (e) On January 8, 1997, the accounting firm of Lovelock & Lewes was engaged to perform the annual audit of the financial statements of IMR-India. Lovelock & Lewes is Coopers & Lybrand L.L.P.'s affiliate in India. Coopers & Lybrand L.L.P., has been the principal accountant for IMR-US for three years and has expressed reliance upon Arthur Andersen & Associates' reports in its reports on the consolidated financial statements of IMR-US for each of those three years. It is expected that Coopers & Lybrand L.L.P. will express reliance upon future reports of Lovelock & Lewes.

     (f) The decision to change accountants was approved by the Audit Committee of the Registrant's Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements  Of Businesses Acquired.
         None

     (b) Pro forma  Financial Information.
         None

     (c) Exhibits:


          Number                              Description                   Page
          ------                              -----------                   ----
            16               Arthur Andersen & Associates letter to the        4
                             Securities and Exchange Commission

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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                    INFORMATION MANAGEMENT RESOURCES, INC.


Date: January 10, 1997              /s/ Satish K. Sanan
     ---------------------------    ---------------------------
                                    Satish K. Sanan
                                    Chief Executive Officer


Date: January 10, 1997              /s/ Michael J. Dean
     ---------------------------    ---------------------------
                                    Michael J. Dean
                                    Chief Financial Officer


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